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                                    FORM 8-A

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




                      MOMENTUM BUSINESS APPLICATIONS, INC.
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             (Exact name of Registrant as specified in its charter)


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
Delaware                                                  94-3313175
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(State of incorporation or organization)    (I.R.S. Employer Identification No.)



1301 Harbor Bay Blvd., Alameda, CA                        94502-6576
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(Address of principal executive offices)                  (Zip Code)
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Securities to be registered pursuant to Section 12(b) of the Act:


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
       Tile of each class                    Name of each exchange on which
       to be so registered                   each class is to be registered

               N/A                                        N/A
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

     If this form relates to the registration of a class of securuities pursuant to section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. [ ]

     If this form relates to the registration of a class of securities pursuant to section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. [X]

     Securities Act registration statement file number to which this form relates:

               333-67363                (if applicable)
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Securities to be registered pursuant to Section 12(g) of the Act:

                CLASS A COMMON STOCK, PAR VALUE $0.001 PER SHARE
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                                (Title of Class)

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Item 1. Description of Registrant's Securities to be Registered

          Incorporated by reference to the section titled "Description of Momentum Capital Stock" on page 47 of the Preliminary Prospectus contained in Registrant's Registration Statement on Form S-1 filed with the Securities and Exchange Commission on November 16, 1998, (SEC File No. 333-67363) (the "Registration Statement"), and any subsequent amendments thereto, and any prospectus filed by Registrant pursuant to Rule 424(b) under the Securities Act of 1933, as amended.

Item 2. Exhibits

          The following exhibits are filed as a part of this registration

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
  *1.     Certificate of Incorporation of Registrant.

 **2.     Form of Restated Certificate of Incorporation of Registrant.

***3      Bylaws of Registrant.
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  *  Incorporated by reference to Exhibit 3.1 to Amendment No. 1 to the
     Registration Statement, filed with the Commission on November 25, 1998.

 ** Incorporated by reference to Exhibit 3.3 to Amendment No. 1 to the Registration Statement, filed with the Commission on November 25, 1998.

*** Incorporated by reference to Exhibit 3.2 to Amendment No. 1 to the Registration Statement, filed with the Commission on November 25, 1998.


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                                    SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

Date: December 17, 1998                     MOMENTUM BUSINESS APPLICATIONS, INC.


                                            By: /s/ Aneel Bhusri
                                               ---------------------------------
                                               Aneel Bhusri,
                                               President